    UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

AE BIOFUELS, INC.
(Exact name of registrant as specified in its charter)
______________

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

 (408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Third Eye Capital Corporation Amendment No. 1 to Note Purchase Agreement

On October 29, 2010, AE Advanced Fuels Keyes, Inc., a subsidiary of AE Biofuels, Inc. completed the conditions precedent and entered into Amendment No. 1 (“Amendment”) to the Note Purchase Agreement dated as of November 18, 2010 with Third Eye Capital Corporation. The Term Note had an original principal amount of $4,500,000 of 12% Senior Secured Term Notes (“Term Notes”) due and payable on October 17, 2011. On March 10, 2010, the principal amount was increased through the sale of an additional aggregate principal amount of $3,500,000 (“Additional Notes”). As of the effective date of the Amendment, the principal balance and all accrued and unpaid interest and fees outstanding on the Note was $4,517,078.

This description of the Additional Notes is not complete and is qualified in its entirety by reference to the text of the agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  See the disclosure under Item 2.03, which is incorporated by reference into this Item 1.01.

Amendment to Project and Lease Agreement

On March 9, 2011, AE Advanced Fuels Keyes, Inc., a subsidiary of AE Biofuels, Inc. entered into Amendment No. 2 to Lease Agreement for Keyes, California Ethanol Production Facility and Amendment No. 2 to Project Agreement for Keyes, California Ethanol Production Facility (“Amendments”) by and between Cilion, Inc., a Delaware corporation ( “Owner”), AE Advanced Fuels Keyes, Inc., a Delaware corporation ( “Tenant”) and AE Advanced Fuels, Inc., a Delaware corporation.  Pursuant to the Amendments, the term of the lease was extended to five (5) years and the period for early termination extended to year three (3).  In the event of early termination, Owner agrees to reimburse tenant for 100% of the capital costs up to a maximum of $2,350,945 plus startup losses in an amount not to exceed $2,000,000.  Progress payments due of January 1, February 1, and March 1, 2011 in the amount of $750,000 were deferred and will be payable in fifteen monthly payments of $50,000 commencing April 1, 2011.  Each party to the agreement provided release for prior events.  Owner may termination agreement in the event Substantial Completion has not occurred on or prior to March 31, 2011.

This description of the Amendments is not complete and is qualified in its entirety by reference to the text of the agreements which are attached hereto as Exhibit 10.2 and 10.3 and incorporated herein by reference.

Entry into a Corn Supply, Working Capital and Purchasing Agreement

In conjuction with the Additional Notes, AE Advanced Fuels Keyes, Inc., entered into a Purchasing Agreement  and Corn Procurement and Working Capital Agreement by and between J.D. Heiskell Holdings, LLC, a California limited liability company doing business as J.D. Heiskell & Co. (“Heiskell”) and, AE Advanced Fuels Keyes, Inc., a Delaware Corporation (“AE Keyes”).  Pursuant to the terms of the agreement, Heiskell agrees to supply AE Keyes and AE Keyes agrees to procure from Heiskell all the requirements for whole yellow corn for the Ethanol Plant commencing with the first delivery of corn to the Gilbert facility and ending December 31, 2011 with a one year renewal term. Heiskell further agrees to sell all ethanol to Kinergy Marketing, LLC, an Oregon limited liability company (“Kinergy”) or other marketing purchaser designated by the Company.  Heiskell agrees to sell all WDGS and Syrup to A.L. Gilbert as the primary customer and exclusive marketer for the WDGS.

These Corn Supply, Working Capital and Purchasing agreements are ordinary purchase and sale agency agreements for an ethanol plant, and as such are exempt from exhibit disclosure pursuant to Regulation S-K, Item 601(b)(10)(iii)(C)(i).

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On October 29, 2010, Third Eye Capital Corporation, as agent, (“Purchaser”) entered into a Note Purchase Agreement for the purchase of $4,500,000 of 12% Senior Secured Term Notes ( “Term Notes”) of AE Advanced Fuels Keyes, Inc., a subsidiary of AE Biofuels, Inc.  On March 10, 2011, Third Eye Capital Corporation, as agent, (“Purchaser”) entered into Amendment No. 1 to Note Purchase Agreement for the purchase of $3,500,000 additional 12% Senior Secured Term Notes (“Additional Notes”) of AE Advanced Fuels Keyes, Inc., a subsidiary of AE Biofuels, Inc.  The Additional Notes are secured by first-lien deeds of trust on all real and personal property, an assignment of proceeds of all government grants, and guarantee of AE Biofuels, Inc., and an unconditional guarantee from McAfee Capital in the principal amount of $2,400,000 plus all interest and fees thereon, up to a principal amount of $5,000,000 enforceable on 2,000,000 shares of Solargen Energy stock.

Interest on the Term Note and Additional Notes accrues on the unpaid principal balance and is payable monthly in arrears.  Payment of principal begins upon substantial completion and commencement of the lease of the Cilion Plant on a monthly basis equal to the greater of $200,000, $0.05 per gallon produced from the Cilion plant, or 50% of free cash flow. Prepayment of all or any portion of the outstanding principal amount of the Term Note may occur upon 60 days written notice.  Upon substantial completion and commencement of the lease of the Cilion plant, the Purchaser will receive 4% of total sales until repayment of the Term Note, after which the Purchaser will receive 2% of total sales for a period of seven (7) years from the date the Notes are paid in full. The Purchaser receives a placement fee of three (3) percent of the the Additional Notes, a commitment fee of three (3) percent of the Additional Notes, an amendment fee of $100,000  plus the payment of a monthly monitoring fee in the amount of $10,000 until Substantial Completion of the retrofit and restart.  The Purchaser also receives one share of stock in AE Biofuels, Inc. for every $2 of Term Note purchased.

The Purchaser may accelerate the unpaid principal amount of the Term Note and Additional Notes, together with accrued and unpaid interest, upon the occurrence of certain Events of Default (as defined in the Note Purchase Agreement and Amendment No. 1 to the Note Purchase Agreement), and the Purchaser may exercise remedies provided for in each of the deeds of trust and security agreement securing the Term Note and Additional Notes during the continuance of an Event of Default.

This description of the Additional Notes is not complete and is qualified in its entirety by reference to the text of the agreements which are attached hereto as Exhibit 10.1 and are incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 2, 2010, the Company issued a press release announcing the transaction completed by the the Amendment No. 1 to Note Purchase Agreement, as disclosed under Item 1.01 and 2.03 of this Current Report.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information contained herein and the attached exhibit are furnished under this Item 7.01 of this Current Report and are furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Note Purchase Agreement dated October 18, 2010, among Third Eye Capital Corporation, as Agent; the Purchasers; and AE Advanced Fuels Keyes, Inc.
10.2
Amendment No. 2 to Project Agreement entered into this 9th day of March, 2011, by and among Cilion, Inc., a Delaware corporation, AE Biofuels, Inc., a Nevada corporation, AE Advanced Fuels, Inc., a Delaware corporation and AE Advanced Fuels Keyes, Inc., a Delaware corporation.

10.3
Amendment No. 2 to Lease Agreement for Keyes, California Ethanol Production Facility entered into 9th day of March, 2011, by and between Cilion, Inc., a Delaware corporation, AE Advanced Fuels Keyes, Inc., a Delaware corporation and AE Advanced Fuels, Inc., a Delaware corporation, each of which are wholly-owned subsidiaries of AE Biofuels, Inc., a Nevada corporation.

99.1	Press Release, dated March 16, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AE Biofuels, Inc.

Date: March 16, 2011	By:	/s/Eric A. McAfee
Eric McAfee
Chief Executive Officer

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